                        FIRST AMENDMENT TO CREDIT AGREEMENT


     This First Amendment to Credit Agreement (this "Amendment") is made as of the ____ day of February, 1998, by and among CENTERPOINT PROPERTIES TRUST, a Maryland real estate investment trust (the "Borrower"), the several banks, financial institutions and other entities from time to time parties to the Credit Agreement described below (collectively, the "Lenders"), LEHMAN BROTHERS HOLDINGS INC. d/b/a LEHMAN CAPITAL, A DIVISION OF LEHMAN BROTHERS HOLDINGS INC. ("Lehman") not individually, but as "Documentation Agent," and THE FIRST NATIONAL BANK OF CHICAGO, not individually, but as "Administrative Agent."

                                  R E C I T A L S:

     A. The Lenders, the Administrative Agent, the Documentation Agent and Borrower are parties to that certain Amended and Restated Unsecured Revolving Credit Agreement dated as of November 13, 1997 (the "Credit Agreement"). All capitalized terms used in this agreement and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

     B. Section 2.4 of the Credit Agreement provides that the CBR Applicable Margin and the LIBOR Applicable Margin to be used in calculating the interest rate applicable to different Types of Advances shall vary from time to time in accordance with the ratings from Moody's and S&P for either Borrower's long-term unsecured debt or the Facility as set forth in the table attached as EXHIBIT A to the Credit Agreement.

     C. Furthermore, Section 2.4 of the Credit Agreement and EXHIBIT A thereto provide that in the event that Moody's and S&P issue split ratings on the Borrower's long-term unsecured debt, Borrower may obtain a third rating from Duff & Phelps or Fitch and the higher of the Moody's or S&P rating shall be deemed applicable until the earlier of (i) 90 days after the date of the occurrence of such split ratings or (ii) the date of the issuance of the third rating by Duff & Phelps or Fitch. After 90 days, if a third rating has not been issued, the lower of the Moody's or S&P rating shall apply.

     D. On November 4, 1997, S&P issued a rating that differed from the rating previously issued by Moody's, thereby resulting in a split rating.

     E. Borrower has advised the Administrative Agent that it is seeking a third rating but that such rating has not been available within the 90-day period referenced in Section 2.4 and EXHIBIT A, and, therefore, Borrower has requested that on a one-time basis only it be allowed more than 90- days to obtain a third rating.

     NOW, THEREFORE, in consideration of the foregoing recitals and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                     AGREEMENTS

     1. For only this present occurrence of split ratings, the higher of the Moody's or S&P rating shall presently be deemed applicable until the earlier of
(i) March 20, 1998, or (ii) the date of the issuance of the third rating by Duff & Phelps or Fitch. All future occurrences of split ratings, if any, shall be addressed pursuant to Section 2.4 and EXHIBIT A of the Credit Agreement as originally written.

     2. All of the obligations of the parties to the Credit Agreement, as amended hereby, are hereby ratified and confirmed. All references to the Credit Agreement shall henceforth be deemed to refer to the Credit Agreement as amended by this Amendment. Borrower represents and warrants to Lenders that no default exists under the Credit Agreement.

     3. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Amendment by signing such counterpart.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.


                              CENTERPOINT PROPERTIES TRUST, a
                              Maryland real estate investment trust

                              By:
                                 --------------------------------
                              Name:
                              Title:


                              THE FIRST NATIONAL BANK OF
                              CHICAGO, individually and as
                              Administrative Agent

                              By:
                                 --------------------------------
                              Name:
                              Title:

                              LEHMAN BROTHERS HOLDINGS INC.,
                              d/b/a Lehman Capital, A Division of Lehman
                              Brothers Holdings Inc., individually and as Documentation Agent

                              By:
                                 --------------------------------
                              Name:
                              Title:


                              NATIONSBANK, N.A.

                              By:
                                 --------------------------------
                              Name:     Donna Friedel
                              Title:    Senior Vice President


                              BANK OF AMERICA NATIONAL TRUST AND
                              SAVINGS ASSOCIATION

                              By:
                                 --------------------------------
                              Name:     George W. Kirtland, Jr.
                              Title:    Vice President


                              LASALLE NATIONAL BANK

                              By:
                                 --------------------------------
                              Name:
                              Title:


                              DRESDNER BANK AG NEW YORK AND
                              GRAND CAYMAN BRANCHES

                              By:
                                 --------------------------------
                              Name:
                              Title:


                              FIRST BANK NATIONAL ASSOCIATION

                              By:
                                 --------------------------------
                              Name:
                              Title:

                              UNION BANK OF SWITZERLAND, NEW
                              YORK BRANCH

                              By:
                                 --------------------------------
                              Name:
                              Title:

                              By:
                                 --------------------------------
                              Name:
                              Title: